SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                February 19, 1997


                              BANPONCE CORPORATION
               (Exact Name of registrant as specified in charter)




COMMONWEALTH OF PUERTO RICO          NO. 0-13818              NO. 66-0416582
------------------------------       -----------            ------------------
(State or other jurisdiction         (Commission              (IRS employer
      of incorporation)              File Number)           Identification No.)


     209 MUNOZ RIVERA AVENUE
     HATO REY, PUERTO RICO                                 00918
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:
(787) 765-9800



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          (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS.
-------  -------------

         The documents filed as exhibits to this Current Report on Form 8-K are final versions of the documents filed as exhibits to Registration Statement Nos. 333-19969, 333-19969-01, 333-19969-02 and 333-19969-03. The exhibits listed in
Item 7 below are hereby incorporated herein by reference.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
-------  ----------------------------------

(1)(a)   Underwriting Agreement, dated January 31, 1997, among
         BanPonce Corporation, BanPonce Financial Corp.,
         BanPonce Trust I, and Credit Suisse First Boston
         Corporation, as representative of the Several
         Underwriters.

(4)(a)   Junior Subordinated Indenture, among BanPonce
         Financial Corp., BanPonce Corporation and The First
         National Bank of Chicago, as Debenture Trustee.

(4)(f) Amended and Restated Trust Agreement of BanPonce Trust I, among BanPonce Financial Corp., as Depositor, BanPonce Corporation, as Guarantor, The First National Bank of Chicago, as Property Trustee, First Chicago Delaware Inc., as Delaware Trustee, and the Administrative Trustees named therein.

(4)(g)   Form of Capital Security Certificate for BanPonce Trust I.

(4)(h) Guarantee Agreement relating to BanPonce Trust I, by and among BanPonce Financial Corp., as Guarantor, BanPonce Corporation, as Additional Guarantor, and the First National Bank of Chicago, as Guarantee Trustee.

(4)(i)   Form of Junior Subordinated Deferrable Interest
         Debenture for BanPonce Financial Corp.

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BANPONCE CORPORATION
                                          (Registrant)



Date:  February 19, 1997               By:/s/ Amilcar Jordan
                                          ------------------------------------
                                           Name:  Amilcar Jordan
                                           Title: Senior Vice President

                                 EXHIIBIT INDEX
                                 --------------

EXHIBIT  DESCRIPTION
-------  -----------

(1)(a)   Underwriting Agreement, dated January 31, 1997, among
         BanPonce Corporation, BanPonce Financial Corp.,
         BanPonce Trust I, and Credit Suisse First Boston
         Corporation, as representative of the Several
         Underwriters.

(4)(a)   Junior Subordinated Indenture, among BanPonce
         Financial Corp., BanPonce Corporation and The First
         National Bank of Chicago, as Debenture Trustee.

(4)(f) Amended and Restated Trust Agreement of BanPonce Trust I, among BanPonce Financial Corp., as Depositor, BanPonce Corporation, as Guarantor, The First National Bank of Chicago, as Property Trustee, First Chicago Delaware Inc., as Delaware Trustee, and the Administrative Trustees named therein.

(4)(g)   Form of Capital Security Certificate for BanPonce Trust I.

(4)(h) Guarantee Agreement relating to BanPonce Trust I, by and among BanPonce Financial Corp., as Guarantor, BanPonce Corporation, as Additional Guarantor, and the First National Bank of Chicago, as Guarantee Trustee.

(4)(i)   Form of Junior Subordinated Deferrable Interest
         Debenture for BanPonce Financial Corp.